                                                               Exhibit No. 10.11


         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                         PROFESSIONAL SERVICE AGREEMENT

This Professional Service Agreement (this "Agreement") is made and entered into as of the 9th day of May, 2001, by and between MIMC, INC., having a place of business located at 1401 Rockville Pike, Suite 300, Rockville, MD 20852 ("MIMC") and NitroMed, Inc., having a place of business located at 12 Oak Park Drive, Bedford, MA 01730 (the "Sponsor").

                                    RECITALS

A. MIMC is engaged in the business of providing administrative and technical assistance to the pharmaceutical and medical device industry with respect to the preparation and implementation of clinical plans and the management of clinical trials.

B. The Sponsor is a pharmaceutical company which desires to engage the services of MIMC to manage a clinical trial which will be conducted pursuant to and in accordance with the Protocol: "Multi-center Confirmatory Trial BiDil(R) in the Treatment of Heart Failure". MIMC will provide such services to the Sponsor oN the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

When used in this Agreement, the following terms shall have the following meanings:

1.1 "Adverse Event" shall mean any adverse, noxious or pathological change as compared to pre-existing conditions that occurs during a clinical trial, whether considered drug/placebo-related or not. This includes trial phases without medication, such as run-in, wash-out or follow-up.

1.2 "Agreement" shall have the meaning set forth in the preamble.

1.3 "CRF" shall mean the case report form which is completed for each patient enrolled in the Study.

1.4 "Ethics Committee" shall have the meaning set forth in Section 2.3(a)(ii).

1.5 "Event of Default" shall have the meaning set forth in Section 6.1.


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1.6 "Investigator" shall mean a clinician or physician who has entered into a contract via MIMC for the purpose of enrolling patients into the Study and executing the Protocol of the Sponsor.

1.7 "Investigator Site" shall mean an Investigator's office, clinical facility or other site at which the Study is to be conducted.

1.8 "MIMC" shall have the meaning set forth in the preamble.

1.9 "Monitor" shall mean an employee of MIMC or agent under contract to MIMC who serves as a clinical monitor at a particular Investigator Site during the Study.

1.10 "Non-Completed Patient" shall mean any patient who does not complete the study for any reason.

1.11 "Person" shall mean any individual, corporation, proprietorship, firm, partnership, trust, association or other entity.

1.12 "Protocol" shall have the meaning set forth in Recital B.

1.13 "Serious Adverse Event" shall mean death, or an immediate life-threatening, permanently disabling event or an event which requires prolonged hospitalization, or an event which causes a congenital anomaly or cancer, or an intentional or accidental overdose.

1.14 "Sponsor" shall have the meaning set forth in the preamble.

1.15 "Sponsor Product" shall mean the product supplied by the Sponsor for use in the Study.

1.16 "Study" shall have the meaning set forth in Section 2.2.

                                   ARTICLE II

                                 DUTIES OF MIMC

2.1 Consulting Services. To the extent mutually agreed by MIMC and the Sponsor, MIMC shall provide consulting services to the Sponsor with respect to such matters as clinical study design, preparation and review of the Protocol and CRF, and selection of Investigators.

2.2 Clinical Trials Management Services.

The Sponsor hereby retains MIMC to provide the services as enumerated in Sections 2.3 through Section 2.5 and as defined in Exhibit A of this Agreement with respect to a research clinical study (the "Study") to be conducted pursuant to and in strict accordance with the terms of the Protocol. MIMC will conduct the study in accordance with the convention of Helsinki, and the FDA and EC, Good Clinical Practices (GCP) requirements, as well as in accordance with the individual national regulations in the countries where the Study will take place.


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2.3 Selection of Investigators and Other Experts.

(a) At the request of, and subject to the approval of the Sponsor, MIMC will undertake the selection of [**] qualified experts in the field of Cardiology to serve as Investigators with respect to the Study. To the extent desired by the Sponsor, MIMC will enter into negotiations directly with such Investigators on behalf of the Sponsor with respect to such matters as compensation, liability, and other material terms of the contract between the Sponsor and the Investigator. Any such contract which is negotiated by MIMC on behalf of the Sponsor will be subject to approval by the Sponsor. The Sponsor agrees that prior to the beginning of the Study, the Sponsor will provide individual written indemnification to each Investigator and a copy to MIMC.

(b) MIMC will ensure that all Investigators and their respective Investigator Sites have the facilities and capabilities necessary to conduct the study in strict accordance with the Protocol.

(c) MIMC will obtain a written commitment from the Investigators to ensure that
(1) the Investigator participating in the Study and his study nurse and/or coordinator have reviewed the Protocol and understand their obligations thereunder and (2) an Ethics Committee with jurisdiction over the Investigator and the Investigator Site (the "Ethics Committee") will be responsible for the initial and continuing (at least once during the Study) review and approval of the Study and of any patient recruitment advertising.

(d) MIMC will ensure that each Investigator does not initiate the Study until the Sponsor (a) has received each of the following: (1) country-specific documentation and curricula vitae for the Investigator and Investigator's staff;
(2) written proof that the Ethics Committee has reviewed and approved the Study and the informed consent; (3) written confirmation of any advertising to be used for patient recruitment; and (4) written confirmation that any and all other requirements of Sponsor have been and will be met; and (b) has given written authorization to initiate the study.

(e) MIMC will ensure that the Study is conducted in strict accordance with the Protocol, the condition of Helsinki, the FDA and EC, and GCP requirements, and the conditions specified in the Investigator's foreign country requirements (if applicable), regulations or standards and the conditions imposed by the Investigator Site and the Ethics Committee.

(f) MIMC will ensure that Investigator makes no changes in the Protocol or the Study without prior written approval of MIMC and the Sponsor, except when necessary to eliminate an apparent immediate health hazard to a participating patient and, in those cases, MIMC will ensure that the Investigator notifies MIMC, the Sponsor and the Ethics Committee immediately.

(g) MIMC will ensure that Investigator reports promptly to MIMC, Sponsor and to the Ethics Committee: all changes in the Study as authorized by subsection (f) above; and all unanticipated problems involving risks to participating patients or others.

(h) MIMC will ensure that the Investigator initiates patient enrollment upon dates established by the Sponsor and that each patient has executed and delivered an informed consent acceptable to the Sponsor and the Ethics Committee.

(i) MIMC will ensure that each Investigator shall use his best efforts to complete a minimum of [**] qualified patients within an [**] period from commencement of Study for a collective guaranteed completion of [**] patients.


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(j) MIMC will ensure that treatment of all patients enrolled will be completed and ensure that verified CRFs and a final report on the Study will be returned to the Sponsor no later than [**] from the date of Study completion.

(k) MIMC will ensure that the Investigator and Investigator Site keep complete and accurate records, including original patient, laboratory and drug inventory records, of the conduct, status, progress and results of the Study in such form as may be reasonably requested by the Sponsor and that access to and copies of such records will be made available to MIMC and the Sponsor at all reasonable times. MIMC will ensure that such records will not be destroyed without the Sponsor's prior written consent and an opportunity for the Sponsor to take possession of such records.

2.4 Clinical Monitoring.

(a) MIMC will assign a qualified Monitor to each Investigator Site. At the initiation visit, the Monitor will determine whether such site is fully equipped with the correct supply of investigational drugs, CRFs and other medical supplies and all forms necessary for proper implementation of the Protocol. At such time, the Monitor will discuss the Protocol with the Investigator, any on-site coordinator, and other members of Investigator's staff; will collect all necessary documentation for implementation of the study; and will provide such persons with a detailed outline of the procedures to be followed in executing the Protocol and conducting the Study. The Sponsor may choose to attend any such initiation visit as long as notice of such intent is provided to MIMC within one
(1) week prior to the scheduled visit.

(b) During the Study, all case report forms will be faxed to the offices of MIMC. In addition, the Monitor will visit the Investigator Site approximately [**] times per the requirements of the Protocol. The first of these site visits will occur after one to two (1 -2 ) patients have been enrolled in the Study and subsequently at study closeout. The final close-out visit will occur no later than [**] after the last patient has completed all Study requirements. During such visits, the Monitor will be responsible for reviewing each patient's CRF and other source documentation in order to determine:

(i) continued acceptability of the Investigator Site as Study center;

(ii) adherence to the Protocol;

(iii) adherence to the current laws, rules and regulations regarding obligations to each patient and conduct of investigational studies;

(iv) maintenance of adequate records with respect to patient identification, signed informed consents, clinical observations, drug receipt and disposition and any other records required to be maintained by the Protocol or laws, rules or regulations; and

(v) reports submitted by each Investigator relating to the Study are timely, adequate and accurate.

(c) The Sponsor, having given reasonable notice, may join with MIMC on its monitoring visit as deemed necessary. At any time during the conduct of the Study, however, the Sponsor, its agents and consultants, and representatives of applicable country regulatory agencies shall be


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permitted to inspect the Investigator Site, all pertinent patient records, and all other pertinent information pertaining to the Study.

(d) After consultation with the Sponsor, MIMC shall withdraw the Study from the Investigator if such site does not comply with each of the obligations described in Section 2.3 above or meet the standards described in the Section 2.4. Patients recruited by that Investigator or Investigator Site who are disqualified for inclusion in the Study, for whatever reason, will be replaced after MIMC obtains approval from the Sponsor.

(e) MIMC shall review all CRFs from the Investigator Site for completeness of information, illegible entries, missing data involving omission of specific individual data elements and missing patient reports and promptly cause any such inaccuracies, errors or omissions to be corrected by the Investigator Site.

(f) MIMC shall perform on-site drug accountability and reconciliation as part of the monitoring visits.

(g) MIMC shall review the source documents in conjunction with all CRFs for [**] percent ([**]%) of the patients at the Investigator Site to insure that inclusion/exclusion criteria are met at the initial visit. In addition, for [**] percent ([**]%) of the patients enrolled, the source documents will be compared to the CRFs at subsequent visits. This comparison will check for completeness of information, illegible entries, missing data involving omission of specific individual data elements, missing patient reports, inconsistencies between documents, and adequacy of source documents. MIMC will promptly cause any such inaccuracies, errors or omissions to be corrected by the Investigator.

(h) MIMC shall submit monthly progress reports to the Sponsor regarding the Study including the number of patients screened, enrolled, completed, as well as drop-outs. Other management reports will be designated by the Sponsor.

(i) MIMC shall ensure that the Investigator returns all unused supplies of Sponsor Product and other drugs to the Sponsor promptly upon completion or termination of their participation in the Study, together with appropriate information concerning the Study and CRFs and drug disposition.

(j) MIMC shall comply with, and require the Investigator to comply with, all applicable laws and regulations and all rules and procedures of the Ethics Committee and Investigator Site and to cooperate with, and cause the Investigator to cooperate with, all regulatory agencies, the Ethics Committee, the Investigator Site and the Sponsor.

(k) MIMC shall ensure that any Adverse Events have been properly reported during the Study (see Article IV, Section 4.2 which describes one such reporting requirement).

2.5 Data Collection and Reporting.

(a) All patient CRFs will be returned to MIMC on an ongoing basis. Once received at MIMC, each CRF will be reviewed for completeness of information, illegible entries, missing data involving omission of specific individual data elements and missing patient reports.


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


(b) MIMC will contact the Monitor via telephone and/or facsimile transmission and will provide a list of all CRFs that are ambiguous or otherwise contain apparent inaccuracies, errors or omissions by the Investigator.

(c) MIMC will review all matters noted in paragraph 2.4(b) with the Monitor to ensure that all CRFs are completed accurately.

(d) Monitoring reports will be submitted to the Sponsor containing all information as required by FDA or EC GCPs. MIMC will collect all required information directly on forms generated by MIMC including: Study Initiation (Pre-Study Visit Report), Interim Site Visit Report including Clinical Research Report, Study Completion Site Report, Delayed Site Visit Report, Telephone Communications, Unused Drug Supply, Investigator Final Report and Adverse Event Worksheet. In addition bi-monthly enrollment status reports will be submitted to the Sponsor including patient enrollment, patient drop-out and completion.

(e) All CRFs for completed visits will be returned to MIMC as soon as the Monitor has completed the formal review. All CRFs will be catalogued and sent to Sponsor in a timely fashion within two weeks of a site visit along with a Site Visit Report, Significant Event Report, and a Status Report.

                                   ARTICLE III

                              COMPENSATION OF MIMC

3.1 In consideration of MIMC's timely performance of its obligations hereunder, the Sponsor will pay MIMC for work performed as set forth in Exhibit B.

3.2 In order that the Sponsor may comply with applicable federal tax laws and regulations, MIMC agrees that if requested by the Sponsor, MIMC will report to the Sponsor within sixty (60) days after the close of each calendar year the dollar amount of the budget funds which MIMC and/or its Investigator expended on research activities during the year. In order to assist MIMC in completing this statement, the Sponsor will endeavor to provide MIMC with a summary of payments made to it during such a year for this and other studies or research activity conducted by it during the year.

3.3 MIMC will agree to negotiate on behalf of the Sponsor for all services rendered by a central laboratory. MIMC will, at the request of the Sponsor, manage all payment transactions on behalf of the Sponsor.

3.4 The Sponsor recognizes its liability to pay for any additional treatment which may be necessary for a patient enrolled in this Study suffering from an Adverse Event related to the Study and not related to a Protocol violation and to the extent that the patient is not otherwise reimbursed by medical insurance. Any payment of such medical expenses shall be a matter for the Sponsor to handle provided prior approval is given by the Sponsor for said medical expenses.

3.5 The Sponsor may upon thirty (30) days written notice cancel this Agreement. At such time of termination and upon submission of documentation, MIMC shall be entitled to receive payment for all work actually performed, for out-of-pocket expenses actually incurred and for


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


non-cancelable commitments actually entered into on behalf of the Sponsor. In addition, the Sponsor will pay a cancellation fee to MIMC of [**] percent ([**]%) of the balance of the fixed contract fees.

                                   ARTICLE IV

                OPERATING PROCEDURES AND ADVERSE EVENT REPORTING

4.1. Standard Operating Procedures. MIMC shall, at all times during the term of this Agreement, use its best efforts in fulfilling its obligations hereunder and conduct its business in accordance with the Sponsor's standard operating procedures applicable to a business engaged in the management of clinical studies similar to the Study. MIMC shall instruct each of its employees who are involved with the Study as to compliance with such standard operating procedures. The Sponsor shall be entitled to request and obtain a quality assurance audit of MIMC's operations and procedures either prior to the commencement of the Study or upon the conclusion thereof. MIMC shall cooperate fully in any such audit. MIMC will also conduct, as part of their Standard Operating Procedures, a quality assurance audit of each Investigator Site at the conclusion of the Study.

4.2 Adverse Event Reporting. In the event that, during the course of performing clinical monitoring services hereunder, MIMC shall become aware of the occurrence of a Serious or other Adverse Event, MIMC shall notify the Sponsor of such occurrence within twenty-four (24) hours thereafter. If such notification is initially given by telephone, MIMC shall provide a written confirmation thereof to the Sponsor within one (1) day following such oral notification. The Sponsor shall have sole and complete responsibility for reporting the occurrence of any such Adverse Event to the appropriate regulatory agency, and MIMC shall have no liability whatsoever to any Person for failure to inform said agency of such occurrence.

(a) MIMC will enter into an agreement with the Investigator in which the Investigator will agree promptly to notify MIMC, who in turn will notify the Sponsor, within twenty-four (24) hours of the occurrence of any Serious or other Adverse Event, including any findings associated with the use of the Sponsor Product that may suggest significant hazards, contraindications, side effects or precautions pertinent to the safety of the Sponsor Product as a drug. Serious Adverse Events will be reported by the Investigator to MIMC and by MIMC to Sponsor immediately.

(b) MIMC agrees to cooperate fully with the Sponsor in promptly investigating any Serious Adverse Event reported by an Investigator so that the Sponsor may fulfill its regulatory obligations.

(c) MIMC will enter into an agreement with the Investigator in which the Investigator will agree to advise MIMC or the Sponsor when the Investigator feels that there is a need to provide reasonable and customary care to any patient involved in the clinical study who exhibits symptomatology of an Adverse Event.

4.3 Authority to Suspend or Cancel. Sponsor shall have the right and power, exercisable in its sole discretion, to suspend or cancel the Study at any time, and MIMC shall cooperate fully and immediately with the Sponsor to effectuate such suspension or cancellation.


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                                    ARTICLE V

                                 CONFIDENTIALITY

5.1 Confidential Information. During the term of this Agreement and at all times thereafter, MIMC shall not, directly or indirectly, disclose to any Person, or use or otherwise exploit for MIMC's own benefit or for the benefit of any Person other than the Sponsor, any confidential or proprietary information provided or disclosed to MIMC which concerns the Sponsor or its Products (including, without limitation, its business, operations, finances, products, ideas and plans), the Study or the Protocol. MIMC agrees to commit each Investigator, Investigator Site and all other Persons with access to confidential or proprietary information to the same limits of confidentiality as outlined herein.

5.2 Limits on Confidentiality. Notwithstanding anything to the contrary contained in Section 5.1, MIMC shall have no obligation hereunder to keep confidential any information that (i) is in the public domain at the time it is first disclosed to or acquired by MIMC, (ii) enters the public domain through no fault of MIMC, (iii) is obtained by MIMC from a third Person who is lawfully in possession thereof and not subject directly or indirectly to a contractual or fiduciary relationship to the Sponsor (or any of its affiliates), or (iv) is otherwise required by law to be disclosed. In the event disclosure of such confidential or proprietary information is required by law, MIMC shall provide the Sponsor with prompt notice of such requirement so that the Sponsor may seek an appropriate protective order, and MIMC shall otherwise take reasonable actions and cooperate with the Sponsor to avoid or minimize such disclosure. At the request of the Sponsor, MIMC agrees to deliver to the Sponsor, at any time during the term of this Agreement or thereafter, any confidential or proprietary information in its possession or control.

5.3 Publications. Sponsor agrees that, after the data from the entire Study becomes available, an Investigator may publish or communicate scientific data arising from the conduct of this study provided that the manuscript or presentation is sent to the Sponsor sixty (60) days prior to submission for publication. The Sponsor shall have the right to remove any confidential or proprietary information contained therein and to reasonably delay such publication in order to file any patent application deemed appropriate by the Sponsor.

5.4 Publicity. Neither party will use the other party's name or the name of any of such other party's personnel in any publicity relating to this Agreement, the Study or the Sponsor's Product without the prior written consent of such other party, which consent shall not be unreasonably withheld.

                                   ARTICLE VI

                              DEFAULT AND REMEDIES

6.1 Events of Default. The occurrence of any of the following events shall constitute an event of default under this Agreement (an "Event of Default"):

(a) The Sponsor shall fail to pay when due any fee, charge or expense required to be paid by it pursuant to Article III of this Agreement; or


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(b) The Sponsor or MIMC shall default in the due performance and observance of any of their respective obligations hereunder, and such default shall continue unremedied for a period of thirty (30) days after notice thereof shall have been given to such party by the other party hereto, unless the defaulting party shall have during such thirty (30) day period, provided, however, that no notice or opportunity to cure shall be required in the event such default is a threat to the health or safety of any Person; or

(c) The Sponsor or MIMC shall

(i) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

(ii) apply for, consent to, acquiesce in, permit, or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for itself or its property, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days;

(iii) make a general assignment for the benefit of creditors; or

(iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, and such case or proceeding, if commenced against a party, shall not be stayed or dismissed within sixty (60) days.

6.2 Remedy Upon Default. Upon the occurrence of an Event of Default, the other party to this Agreement may, at its option, terminate this Agreement at any time thereafter by written notice to the defaulting party. The remedy specifically provided for by this Section 6.2 shall not be exclusive and shall be in addition to any other remedies which a party may have at law or in equity.

                                   ARTICLE VII

                                 INDEMNIFICATION

7.1 Indemnification by MIMC.

MIMC shall indemnify the Sponsor, its agents, servants and employees against, and hold the Sponsor, its agents, servants and employees harmless from, any and all losses, claims, actions, proceedings, costs, damages (excluding special or consequential damages), and liabilities, including reasonable attorneys' fees, arising out of, connected with or resulting from negligent or willful act or omission on the part of MIMC or any Monitor or their respective agents, servants or employees of erroneous data or reports or the breach by MIMC of any of its obligations under this Agreement including, without limitation, the obligations imposed by Article V hereof; provided that the Sponsor gives MIMC written notice of any such loss, claim, etc. promptly after obtaining knowledge thereof. To the extent requested by MIMC, the Sponsor shall cooperate fully with MIMC in the defense of any such claim, action, etc. MIMC shall have the sole authority to defend and/or settle any such loss, claim, etc. MIMC, in the defense of any such loss, claim, etc. shall not, except with the consent of Sponsor, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to Sponsor of a release from all liability in respect of such loss, claim, etc., and MIMC shall not consent to entry of any judgment or settle such loss, claim, etc. without the prior written consent of Sponsor.

7.2 Indemnification by the Sponsor.

The Sponsor shall indemnify MIMC, its agents, servants and employees against, and hold MIMC, its agents, servants and employees harmless from, any and all losses, claims, actions, proceedings, costs, damages (excluding special or consequential damages), and liabilities, including reasonable attorneys' fees, arising out of, connected with or resulting from the negligent or willful act or omission on the part of the Sponsor or the Investigator or their respective agents, servants and employees (other than MIMC or the Monitor) in executing the Protocol or conducting the Study or the breach by the Sponsor of any of its obligations under this Agreement; provided that MIMC gives the Sponsor written notice of any such loss, claim, etc. promptly after obtaining knowledge thereof. To the extent requested by the Sponsor, MIMC shall cooperate fully with the Sponsor in the defense of any such claim, action, etc. Sponsor shall have the sole authority to defend and/or settle any such loss, claim, etc. Sponsor, in the defense of any such loss, claim, etc., shall not, except with the consent of MIMC, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to MIMC of a release from all liability in respect of such loss, claim, etc., and Sponsor shall not consent to entry of any judgment or settle such loss, claim, etc. without the prior written consent of MIMC.

                                  ARTICLE VIII

                   OWNERSHIP AND INTELLECTUAL PROPERTY RIGHTS

8.1 Ownership. MIMC acknowledges that the Sponsor is and at all times shall remain the sole owner of the Sponsor Product. The Sponsor shall at all times remain the sole owner of the CRFs and all reports on the Study submitted by the Investigator, the Monitor or MIMC.

8.2 Developments. MIMC hereby assigns to the Sponsor all of MIMC's right, title, and interest in and to all inventions, discoveries, improvements, methods, developments, and works of authorship, whether or not patentable or copyrightable, and all related intellectual property rights, which are created, made, conceived, or reduced to practice by MIMC, or its agents, servants, or employees, during the course of the performance of the Study or otherwise in the course of the performance of MIMC's obligations hereunder. MIMC agrees to commit each Investigator, Investigator Site and all other Persons engaged in the Study or the provision of services in accordance with this Agreement to the same obligation of assignment of developments as set forth above in this Section 8.2.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

9.1 Term of Agreement. The term of this Agreement shall be for a period commencing on the date hereof and ending on December 31, 2002, but not before receipt of all written reports, unless sooner terminated in accordance with
Article VI hereof or by the mutual agreement of

MIMC and the Sponsor. Upon expiration of the term set forth above, this Agreement may be extended or renewed as agreed upon by MIMC and the Sponsor.

9.2 Waivers, Amendments, Etc. The provisions of this Agreement may be amended, modified or waived, from time to time, if such amendment, modification or waiver is in writing and consented to by MIMC and the Sponsor. No delay or failure on the part of either party in exercising any rights hereunder, and no partial or single exercise thereof, shall constitute a waiver of such rights or of any other rights hereunder.

9.3 Notices. All notices and other communications provided for herein shall be in writing and addressed, delivered or transmitted to a party at its respective address, or facsimile number set forth below or at such other address, or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted. Unless otherwise provided by a party, such notices shall be addressed as follows:

If to MIMC:

Julie E. Garrett
Executive Director of Administration
1401 Rockville Pike
Suite 300
Rockville, MD 20852

Telephone: (301) 424-9700
Facsimile: (301) 424-0474

If to the Sponsor:

Joseph Grimm
Chief Financial Officer
Nitromed, Inc.
12 Oak Park Drive
Bedford, MA 01730

Telephone: (781) 685-9797
Facsimile: (781) 275-2282

9.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party may assign or transfer its rights or obligations hereunder without the prior written consent of the other party, except that Sponsor may assign this Agreement in connection with any merger, consolidation, sale or transfer of all or substantially all of the assets of the Sponsor, or sale or transfer of substantially all of Sponsor's rights relating to the Sponsor Product and/or its use for the indications contemplated by the Protocol.


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


9.5 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or unenforceability of such provision in any other jurisdiction.

9.6 Survival. The obligations of MIMC under Articles V and VIII and the obligations of both parties under Article VII and any other provision which by its terms is intended to survive shall survive the expiration or termination of this Agreement.

9.7 Governing Law; Entire Agreement. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland. This Agreement and all exhibits and schedules hereto constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

9.8 Relationship of the Parties. MIMC is solely an independent contractor, and nothing in this Agreement shall be construed or interpreted as creating a partnership, joint venture or any other similar relationship between MIMC and the Sponsor. All persons employed by MIMC to serve as a Monitor with respect to the Study or otherwise to carry out the duties of MIMC hereunder shall be and remain at all times the employees of MIMC.

9.9 Headings. The various headings contained in this Agreement have been inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9.10 Force Majeure. Neither MIMC nor the Sponsor shall be responsible to the other for failure to perform any of the obligations imposed by this Agreement, provided such failure shall be occasioned by fire, flood, explosion, lightning, windstorm, earthquake, subsidence of soil, failure or destruction, in whole or in part, or machinery or equipment, failure of supply of materials, discontinuity in the supply or power, governmental interference, civil commotion, riot, war, strikes, labor disturbance, transportation difficulties, labor shortage or cause beyond its reasonable control.

9.11 Debarment Certification. Neither MIMC nor any person employed thereby has been debarred under Section #305(a) or (b) of the Federal Food, Drug and Cosmetic Act and no debarred person will be in the future employed by MIMC in connection with any work to be performed for or on behalf of Sponsor which may later become part of any application for approval of a drug or biologic by the FDA. If, at any time after execution of this contract, MIMC becomes aware that MIMC or any person employed thereby is, or is in the process of being debarred, MIMC hereby certifies that MIMC will so notify Sponsor at once.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and the year first above written.

MIMC, Inc.

By:  /s/ Julie E. Garrett
     ------------------------------------
     Julie E. Garrett
     Executive Director of Administration


     Nitromed, Inc.

     By:  /s/ Manuel Worcel
          -------------------------------
              President

                                    EXHIBIT A

                 Proposal for Clinical Trial Management Services

                                  In Support of

                         Multi-center Confirmatory Trial

                   BiDil(R) in the Treatment of Heart Failure



                                  Prepared for:

                                  NitroMed, Inc

                                12 Oak Park Drive

                          Bedford, Massachusetts 01730

                               Phone: 781-275-9700

                                FAX: 781-275-2282



                                  Prepared by:

                                   MIMC, Inc.

                               1401 Rockville Pike

                                    Suite 300

                               Rockville, MD 20852

                               Phone: 301-424-9700

                                Fax: 301-424-0474



                                January 18, 2001

SUMMARY

NITROMED, INC (NITROMED) is planning to perform a study of a product for the oral treatment of heart failure in African American patients. The product under investigation is BiDil(R), a combination tablet containing hydralazine and isosorbide dinitrate.

NitroMed has requested that MIMC provide a proposal to manage all tasks associated with the initiation, execution and completion of one multicenter, randomized, doubleblind, placebo-controlled trial in the United States. The study assumptions used as the basis for preparing this proposal are as follows:

     o    [**]

     o    [**]

     o    [**]

     o    [**]

     o    [**]

     o    [**]

     o    [**]

     o    [**]

     o    [**]

[**]

[**]


-------------------------------------------------------------------------------------------------------
[**]                                  [**]                [**]         [**]              [**]
-------------------------------------------------------------------------------------------------------
[**]                                  [**]                [**]         [**]              [**]
-------------------------------------------------------------------------------------------------------
[**]                                  [**]                [**]         [**]              [**]
-------------------------------------------------------------------------------------------------------
[**]                                  [**]                [**]         [**]              [**]
-------------------------------------------------------------------------------------------------------
[**]                                  [**]                [**]         [**]              [**]
-------------------------------------------------------------------------------------------------------
[**]                                  [**]                [**]         [**]              [**]
-------------------------------------------------------------------------------------------------------
[**]                                  [**]                [**]         [**]              [**]
-------------------------------------------------------------------------------------------------------
[**]                                  [**]                [**]         [**]              [**]
-------------------------------------------------------------------------------------------------------
[**]                                  [**]                [**]         [**]              [**]
-------------------------------------------------------------------------------------------------------


[**]
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


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


[**]
STUDY FEES

The fees for CRO services to be provided by MIMC are outlined in the following table.

The fees for services outlined do not include pass-through costs associated with the study. Pass through costs are expected for the following items:

     o Printing costs for case report forms, study operations manual, training materials and investigator meeting materials

     o    Mail charges

     o Travel associated with study monitoring visits and face to face client meetings

     o Costs associated with the investigator meeting, including travel and ground transportation, meeting rooms, and audio-visual equipment rentals.

     o    Central IRB fees (if central IRB is utilized)

Due to the size and nature of this study, MIMC has priced the clinical monitoring and project management services using a discounted full-time equivalent (FTE) approach as opposed to pricing the project on a standard fee for service approach. Utilizing the FTE approach, Nitromed is provided with a dedicated team for the anticipated duration of the study to handle all monitoring and project management services. Since the personnel are dedicated to the BiDil(R) project, ad-hoc requests for study information and additional monitoring visits are not billed as out of scope services unless additional staff are required to deliver the additional services requested.

                              FEES FOR CRO SERVICES
                   BIDIL(R) IN THE TREATMENT OF HEART FAILURE

---------------------------------------------------------------------------------------------------------------------
                  TASK                             UNIT COST                NUMBER OF UNITS                TOTAL COST
---------------------------------------------------------------------------------------------------------------------
CLINICAL SERVICES
---------------------------------------------------------------------------------------------------------------------
Identify the Clinical Study Sites             $[**]/selected site       [**]                                    $[**]
---------------------------------------------------------------------------------------------------------------------
Prepare Informed Consent Form                          --               1 Model ICD                             $[**]
---------------------------------------------------------------------------------------------------------------------
Case Report Form (CRF) Design                          --               1 CRF Set                               $[**]
---------------------------------------------------------------------------------------------------------------------
Investigator Meeting                                   --               1 meeting                               $[**]
---------------------------------------------------------------------------------------------------------------------
Investigator Fees                                $[**]/payment          [**]payments                            $[**]
---------------------------------------------------------------------------------------------------------------------
Initiate, Monitor and Close-out [**]            $[**]/CRA/month         [**]CRAs, [**] months                   $[**]
Clinical Sites
---------------------------------------------------------------------------------------------------------------------
Provide Monitoring Reports and Site       Included in initiation, monitoring and close-out                      $[**]
Contacts
---------------------------------------------------------------------------------------------------------------------
Quality Assurance                                 $[**]/Audit           [**]Audits                              $[**]
---------------------------------------------------------------------------------------------------------------------
Other Clinical Services
---------------------------------------------------------------------------------------------------------------------
Project Management                                $[**]/month           [**] months                             $[**]
---------------------------------------------------------------------------------------------------------------------
Serious Adverse Event Reporting                    $[**]/SAE            [**] SAEs                               $[**]
---------------------------------------------------------------------------------------------------------------------
Study Document Collection                          $[**]/site           [**] sites                              $[**]
---------------------------------------------------------------------------------------------------------------------
Budget and Contract Development                    $[**]/site           [**] sites                              $[**]
---------------------------------------------------------------------------------------------------------------------
Project Team Training                                  --               1 training session                      $[**]
---------------------------------------------------------------------------------------------------------------------
Records Retention                                  $[**]/site           [**] sites                               [**]
---------------------------------------------------------------------------------------------------------------------
SUBTOTAL - CLINICAL                                                                                             $[**]
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
DATA MANAGEMENT AND MEDICAL WRITING SERVICES
---------------------------------------------------------------------------------------------------------------------
Prepare Annotated Case Report Form            [**]/unique CRF page      [**]unique CRF pages                    $[**]
---------------------------------------------------------------------------------------------------------------------
Prepare the Database                         $[**]/unique CRF page      [**]unique CRF pages                    $[**]
---------------------------------------------------------------------------------------------------------------------
Review CRF in-house prior to Data Entry           [**]/patient          [**] patients, [**]                     $[**]
                                                                        page CRF
---------------------------------------------------------------------------------------------------------------------
Double-Key Data Entry                              $[**]/page           [**]pages                               $[**]
---------------------------------------------------------------------------------------------------------------------
Compare and QA the Data                           [**]/patient          [**] patients @[**]%                    $[**]
---------------------------------------------------------------------------------------------------------------------
Query Resolution                                  $[**]/query           [**] queries                            $[**]
---------------------------------------------------------------------------------------------------------------------
Statistical Analysis                      $[**]unique table             [**]unique tables                       $[**]
                                          $[**]/replicate table         [**]replicate tables
---------------------------------------------------------------------------------------------------------------------
Provide Summary Tables in Word 2000       Included in statistical Analysis                                      $[**]
---------------------------------------------------------------------------------------------------------------------
Provide Data Listings in SAS                     $[**]/listing          [**] listings                           $[**]
---------------------------------------------------------------------------------------------------------------------
Provide Data in SAS Datasets                     $[**]/dataset          [**] datasets                           $[**]
---------------------------------------------------------------------------------------------------------------------
Prepare Integrated Clinical-Statistical                --               1 report                                $[**]
Report in ICH Format
---------------------------------------------------------------------------------------------------------------------
Other Data Management Services                                                                                   [**]
---------------------------------------------------------------------------------------------------------------------
Prepare and program data validation           [**]/unique CRF page       [**]unique CRF pages                   $[**]
guidelines
---------------------------------------------------------------------------------------------------------------------
Coding of AEs, Concomitant Medications,            $[**]/term           [**] terms                              $[**]
concomitant diseases
---------------------------------------------------------------------------------------------------------------------
SUBTOTAL - DATA MANAGEMENT AND MEDICAL WRITING                                                                  $[**]
---------------------------------------------------------------------------------------------------------------------
STUDY TOTAL                                                                                                     $[**]
---------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                                PAYMENT SCHEDULE

Payment #1                                           Due Upon Execution of Contract
$[**] less $[**] paid to date = $[**]

Payment #2 - #18                                     Due the 15th of each month from April, 2001
$[**]                                                through August, 2002

Final Payment Upon Submission of Final Report
$[**]


                                    EXHIBIT B

                                PAYMENT SCHEDULE

                        REVISED FOR AMENDMENTS #2 AND #3


Payment #1                                                    Due Upon Execution of Contract
$[**] less $[**] paid to date = $[**]


Payments #2 - # 10                                            Due the 15th of each month from April, 2001
$[**]                                                         Through December 2001


Payments #11 - #18                                            "January 2002 - August 2002"
$[**]


Final Payment Upon Completion of Study
$[**]


                                                                     AMENDMENT 1

July 23, 2001



Mr. Bill Tam
Project Manager
NitroMed, Inc.
12 Oak Park Drive
Bedford, MA  01730


RE:    AHEFT Trial


Dear Bill:

The project team has asked me to address the costs anticipated for our management of the clinical endpoint process. Although this was discussed during the very early stages of our bid and budget assessments, the pricing was never included in any formal document as we had not as yet finalized our scope of responsibilities. We are now able to do so after our meeting last Thursday with Dr. Carson, at which time we finalized how MIMC will function as the clinical endpoint management team.


Section 7B of the operations manual speaks to this issue and we anticipate that the ICAC will be presented with approximately [**] clinical endpoints for adjudication. Our fee for this service is $[**]/endpoint and we will bill you on a monthly basis as they are processed through our Safety Department.


We would also like to bring to your attention our development of our interim analysis tables and listings which were not discussed or included in our original Professional Service Agreement. We will address this with another amendment when your planning is complete and we can make a full assessment of the costs involved.

I have included our Amendment #1 for signature in order to proceed with the work required to carry forward the ICAC operations. Please send one copy back to me when signed for our files.


As always, thank you for your kind assistance.


Sincerely,


/s/ Julie E. Garrett

Julie E. Garrett
Executive Director of Administration



Encl.

                                                                     AMENDMENT 2


                              CLIENT AUTHORIZATION
                             CHANGE IN SCOPE OF WORK

The purpose of this notice is to inform NITROMED that MIMC has been requested to provide services not anticipated in the original budget estimates or any revised budget estimates to date. So that we can meet the established time frame, MIMC has started work or will soon start work on the request. To authorize this work, please sign this form and return it to Julie Garrett, Executive Director of Administration.

If you have any questions or would like to make changes, please call at (301) 424-9700.


----------------------------------------------------------------------------------------------------------------------
             DESCRIPTION OF CHANGES IN SCOPE OF WORK - AMENDMENT #2
----------------------------------------------------------------------------------------------------------------------
SPONSOR:  Nitromed

PERSON REQUESTING CHANGE IN SCOPE OF WORK:  Project Team

PROJECT NUMBER:  NIBIUMI                                                      PROTOCOL NUMBER:  AHEFT

JOB CODE:  106

NATURE OF CHANGE IN SCOPE OF WORK:  addition of "call center" center" activities per attached

REQUEST START DATE:  11/7/01                                                  REQUESTED END DATE:  TBD
----------------------------------------------------------------------------------------------------------------------
                                              Estimated cost of change:

1.   Estimated cost of change in scope of work:  $[**]+ monthly fees of $[**] + per call of $[**] and per data entry of $[**]

2.   Existing budget for project:  $[**] plus endpoints

3.   Revised budget for project:  $[**] plus endpoints, monthly fees, calls, data entry

----------------------------------------------------------------------------------------------------------------------


NITROMED                                          MIMC
/s/ Jim Krejci                                    /s/ Julie E. Garrett
--------------------------                        -----------------------------
                                                  Julie E. Garrett

11/8/01                                           11/7/01
--------------------------                        -----------------------------
Date                                              Date

                                                                     AMENDMENT 2

BUDGET VARIABLE DEFINITION


ONE TIME FEES

Project Setup

     Project Management Charge (One Time Fee) for systems development, process setup, creation of worksheets, etc.


Phone line setup

     IT charge (One Time Fee) for setup of Phone line


Voice mail box setup for after hour calls

     IT charge (One Time Fee) for setup of voice mail system


Database Setup

     Data Management charge (One Time Fee) for setup of tracking database/spreadsheets for data entry


Cordless Telephone

     IT charge (One Time Fee) for purchase of cordless phone for call center



TRAINING FEE

     Training of Operator

          Project Management Charge for training of call center Operators. (Per Training).

MONTHLY FEES

     Phone line charge

          Corporate Overhead charge (per month) for telephone line for call center

     Maintain phone lines

          Corporate Overhead charge (per month) for monthly maintenance of call center telephone line

     Project Management

          Project Management charge (per month) for supervisory management of call-in center


PER CALL FEE

     CALL MANAGEMENT

          Call Center charge (Per Call) which includes. Answering call (or call back), filling in worksheet, faxing call worksheet to appropriate site, 1 week follow up with site to determine status of Call Center charge (Per Call) which includes. Answering call (or call back), filling in call worksheet, faxing call worksheet to appropriate site, 1 week follow up with site to determine status of patient appointment.


DATA ENTRY

     Data Management charge (per call) for data entry of call-in worksheet.

                                                                     AMENDMENT 2

ELEMENTS OF PROPOSAL



     o    Medifacts will [**].

     o    Medifacts will [**].

     o    Medifacts Clinical Staff will [**].

     o    A data collection/patient interview form will [**].

     o    Medifacts staff will [**].

     o    [**].

                                                                     AMENDMENT 2
NITROMED
Call Center Budget
November 2, 2001

Assumptions

   ---------------------------------------------------------
   Operators                                    [**]
   ---------------------------------------------------------
   ---------------------------------------------------------
   Duration (months)                            [**]
   ---------------------------------------------------------
   ---------------------------------------------------------
   Calls per month (estimated)                  [**]
   ---------------------------------------------------------
   ---------------------------------------------------------
   Total calls (estimated)                      [**]
   ---------------------------------------------------------


        Description                            Unit Cost        Description        # of Units      Total       One Time Fees


One Time Fees
   ----------------------------------------------------------------------------------------------------------
   Project Setup                                $[**]            One time fee            1       $[**]
   ----------------------------------------------------------------------------------------------------------
   Phone line setup                             $[**]            One time fee            1       $[**]
   ----------------------------------------------------------------------------------------------------------
   Voice mail box setup for after hour calls    $[**]            One time fee            1       $[**]
   ----------------------------------------------------------------------------------------------------------
   Database Setup                               $[**]            One time fee            1       $[**]
   ----------------------------------------------------------------------------------------------------------
   Cordless Telephone                           $[**]            One time fee            1       $[**]
   ----------------------------------------------------------------------------------------------------------

Training Fee
   ----------------------------------------------------------------------------------------------------------
   Training of Operator                               $[**]        per day               1             $[**]      $[**]
   ----------------------------------------------------------------------------------------------------------

Monthly Fees
   ----------------------------------------------------------------------------------------------------------
   Phone line charge                            $[**]             per month              1       $[**]
   ----------------------------------------------------------------------------------------------------------
   Maintain phone lines                         $[**]             per month              1       $[**]
   ----------------------------------------------------------------------------------------------------------
   Project Management                           $[**]             per month              1       $[**]            $[**]
   ----------------------------------------------------------------------------------------------------------

Per Call Fee
   ----------------------------------------------------------------------------------------------------------
   Call Management                                    $[**]        Per Call            [**]            $[**]
   ----------------------------------------------------------------------------------------------------------
   Data Entry                                         $[**]        Per Call            [**]            $[**]
   ----------------------------------------------------------------------------------------------------------

                                        First Month          Total Estimated Cost                      $[**]      $[**]
                                        Second Month         Total Estimated Cost                      $[**]

Pass Through Costs

Phone call charge
Accounting
Miscellaneous

                                                                     AMENDMENT 3

                              CLIENT AUTHORIZATION
                             CHANGE IN SCOPE OF WORK

The purpose of this notice is to inform NITROMED, INC. that MIMC has been requested to provide services not anticipated in the original budget estimates or any revised estimates to date. So that we can meet the established time frame, MIMC has started work or will soon start work on the request. To authorize this work, please sign this form and return it to Julie Garrett, Executive Director of Administration.

If you have any questions or would like to make changes, please call at (301) 424-9700.

================================================================================
             DESCRIPTION OF CHANGES IN SCOPE OF WORK - AMENDMENT #3
================================================================================

SPONSOR:  NitroMed, Inc.

PERSON REQUESTING CHANGE IN SCOPE OF WORK:  C. Christian

PROJECT NUMBER:  NIBIUM1                                        PROTOCOL NUMBER:

JOB CODE:  106

NATURE OF CHANGE IN SCOPE OF WORK:


1.       Identify [**] additional sites                                 $ [**]
2.       [**] additional unique CRF pages                               $ [**]
3.       Initiate, Monitor and Close-Out Sites additional
         sites                                                          $ [**]
4.       Study Document Collection - [**] additional
         sites                                                          $ [**]
5.       Budget/Contracts - [**] additional sites                       $ [**]
6.       Project Team Training at AHA                                   $ [**]
7.       Records Retention - [**] additional sites                      $ [**]
8.       Annotated CRF - [**] additional pages                          $ [**]
9.       Preparation of database -[**] additional
         CRF pages                                                      $ [**]
10.      Delete Statistical/Analysis - unique tables                   ($[**]) T. Archibault
11.      Delete Statistical/Analysis - unique listings                 ($[**]) T. Archibault
12.      Delete Data Listings in SAS                                   ($[**]) T. Archibault
13.      Provide Data in SAS Datasets for [**]
         additional unique listings                                     $ [**]
14.      Prepare and program data validation
         guidelines for [**] additional unique pages                    $ [**]
15.      Revisions to database                                            [**]
16.      Delete Clinical Statistical Report                               [**]F. Stallone
17.      Review/QA clinical report                                        [**]

                                                                     AMENDMENT 3




================================================================================
REQUESTED START DATE:  ASAP         REQUESTED END DATE:  end of contract period


================================================================================
                            Estimated cost of change:



1.       Estimated cost of change in scope of work:  $[**]

2.       Existing budget for project:  $[**]

3.       Revised budget for project:  $[**]
================================================================================

                                           MIMC


                                           /s/ Julie E. Garrett
-------------------------                  ------------------------------------
                                           Julie E. Garrett


-------------------------
Title                                      Executive Director of Administration


                                           12/18/01
-------------------------                  ------------------------------------
Date                                       Date

                                                                     AMENDMENT 3


                                    NitroMed
                             CHARGE ORDER COMPARISON


                                   Original       Original                                             Variance
                      Unit        Number of         Total         Revised Number      Revised            from
     Service          Cost          Units           Cost             of Units        Total Cost     Original Cost
     -------          ----          -----           ----             --------        ----------     -------------



                   INFORMATION TO BE REDACTED IN ITS ENTIRETY.

                                                                     AMENDMENT 4


                                   APPENDIX TO
            "DESCRIPTION OF CHANGES IN SCOPE OF WORK - AMENDMENT #4"
                      BETWEEN NITROMED, INC. AND MIMC, INC.


In signing the attached "Description of Changes in Scope of Work - Amendment #4" (the "Agreement") Nitromed, Inc. and MIMC, Inc. (d.b.a. Medifacts International) agree to the terms detailed below. This Appendix, and attached budget, shall form an integral component of the Description of Changes in Scope of Work - Amendment #4, and collectively all three documents shall form an integral part of the governing contract signed by Nitromed, Inc. and MIMC, Inc., dated May 9, 2001.

TARGET ENROLLMENT DATES

The parties to the Agreement establish the following target enrollment timelines.


-----------------------------------------------------------------------------------------------------------
                                                                           TOTAL NO. OF PATIENTS
                                          NO. OF PATIENTS                        RANDOMIZED
                                        RANDOMIZED PER MONTH              (SINCE STUDY INCEPTION)
          MONTH                              (COLUMN B)                          (COLUMN C)
-----------------------------------------------------------------------------------------------------------
August 31, 2002                       [**]                                [**]
-----------------------------------------------------------------------------------------------------------
September 30, 2002                    [**]                                [**]
-----------------------------------------------------------------------------------------------------------
October 31, 2002                      [**]                                [**]
-----------------------------------------------------------------------------------------------------------
November 30, 2002                     [**]                                [**]
-----------------------------------------------------------------------------------------------------------
December 31, 2002                     [**]                                [**]
-----------------------------------------------------------------------------------------------------------
January 31, 2003                      [**]                                [**]
-----------------------------------------------------------------------------------------------------------

Regarding the goal of [**] randomized patients attained by January 2003, both parties to this Agreement concur that "Intervention Activities" managed, sponsored, and paid for by Nitromed, Inc. shall contribute a certain number of randomized patients to the total of [**] patients. The parties agree that the aggregate result of these Intervention Activities shall be not less than 35 randomized patients between the period of August 1, 2002 - January 31, 2003. Should the Intervention Activities contribute fewer than [**] randomized patients between the noted dates, then the target date for enrolling the [**]th patient shall become February 28, 2003.

Intervention Activities are understood to include, but not necessarily be limited to, patients randomized due to: "Grand Rounds" performed by Nitromed, Inc., media and public relations campaigns, Core Solutions relationship and/or activities facilitated by [**], floating coordinators, and other activities initiated and paid for by Nitromed, Inc.

BILLING OF CLINICAL RESEARCH ASSOCIATES

As delineated in the attached budget, which forms an integral part of this Agreement, Medifacts International shall bill CRA's at a baseline rate of $[**]/hour through completion of enrollment of the [**]th patient. The parties intend enrollment to be completed in January 2003. In such instances when the target enrollment numbers are attained in a given month, Medifacts International shall bill CRA's at a rate of $[**]/hour for that month. Attainment of target enrollment numbers shall be defined as when, during a given month, the number of patients randomized is equal to or greater than the aforementioned monthly targets in Column B.

In all instances, should [**] patients be randomized by January 31, 2003, Medifacts International shall receive a CRA rate of $[**]/hour for all CRA's, retroactive to August 1, 2002. Should Nitromed Intervention Activities yield fewer than [**] randomized patients, then the enrollment target timeline shall become February 28, 2003. In such an instance, should the [**]th patient be randomized by February 28, 2003, Nitromed, Inc. shall pay a CRA rate of $[**]/hour applicable to all CRA's, starting August 1, 2002.

The attached budget includes the CRA baseline-billing rate of $[**]/hour. In instances when monthly enrollment targets are attained, a billing adjustment shall be applied to the subsequent month's invoice provided to Nitromed, Inc. by Medifacts International. Such a retroactive billing shall result in the effective billing rate applied to CRA's being equal to $[**]/hour.

In agreeing to the terms of this Agreement, both parties acknowledge that should monthly enrollment targets not be attained in accordance with the above timelines, the reduced $[**]/hour CRA billing rate shall be applied. No other remedies shall be applied. In no situation shall anything in this Agreement be understood to communicate that non-attainment of enrollment targets results in a violation of this Agreement or the governing contract.

RECONCILIATION OF `FIRST CONTRACT' FEES

It is agreed that Medifacts International shall provide Nitromed, Inc. a reconciliation of work completed under the original contract, which expires July 31, 2002. Medifacts International shall provide Nitromed, Inc. this reconciliation no later than September 15, 2002. Nitromed, Inc. shall then make a final reconciling payment to, or receive a credit from, Medifacts International for work performed under the contract through July 31, 2002 no later than October 15, 2002.

$[**]FINAL PAYMENT HOLDBACK

The parties to this Agreement agree to a final holdback payment amount under this Agreement of $[**]. This holdback amount shall be due and payable to Medifacts International no later than 14 days following database lock and database transfer to Nitromed, Inc.

This $[**] shall be comprised of two components:

     o    [**]

     o    [**]

These terms are reflected in the attached budget.

QUARTERLY RECONCILIATION

The parties to this Agreement agree to reconcile the Agreement budget on a quarterly basis. Medifacts International shall provide Nitromed, Inc. a quarterly reconciliation no later than the last day of the month following the close of each calendar quarter. The first quarterly reconciliation shall be for the period August-September.

REWARD FOR EARLY STUDY COMPLETION

If the 600th patient is randomized prior to January 31, 2003, then the total cost of the AHEFT study, as defined in the attached budget, should decrease as fewer resources are required to complete the study. Should such an event occur, and this results in the AHEFT study reaching completion prior to the currently anticipated completion date of November 2003, Medifacts International shall receive a bonus payment from Nitromed, Inc. The bonus payment shall be equal to [**]% of the total savings resultant from the early completion of enrollment. Savings shall be defined in reference to the existing attached budget, adjusted, as the case may be, for subsequent changes to project scope.

For example, if all recruitment would be completed by December 31, 2002 then the parties would expect to complete the project one month sooner, decreasing project cost by one month worth of activities. In such an instance, Medifacts would receive a bonus equal to half of the total savings.

CANCELLATION OF CONTRACT

The terms of this section shall be understood to amend the terms that affect Nitromed's right to cancel the aforementioned May 9, 2001 governing contract, and thereby this Agreement. Specifically:

1. If Nitromed, Inc. elects to cancel this Agreement before September 1, 2002, then the parties to this Agreement agree to the following: (i) a mutually agreed-up upon `wind-down' period for the project shall be agreed between Nitromed, Inc. and Medifacts International. During this wind-down period the billing rates and terms currently defined in this Agreement shall be utilized; and (ii) a cancellation fee of $[**]shall be paid by Nitromed, Inc. to Medifacts International no later than 14 days following the completion of the project wind-down; and (iii) Medifacts International shall be entitled to receive payment for all work actually performed, for out-of-pocket expenses actually incurred, and for non-cancelable commitments actually entered into on behalf of Nitromed, Inc. The aforementioned monthly holdback amount of $[**] shall be considered work actually performed, and therefore in instances of contract cancellation, Nitromed, Inc. shall pay Medifacts International amounts held back in months prior to any such cancellation.

2. If Nitromed, Inc. elects to cancel this Agreement after September 1, 2002, then the parties to this Agreement agree to the following: (i) a mutually agreed-up upon `wind-down' period for the project shall be agreed between Nitromed, Inc. and Medifacts International. During this wind-down period the billing rates and terms currently defined in this Agreement shall be utilized; and (ii) a cancellation fee equal to [**]% of the balance of contract fees as defined in this Agreement shall be paid by Nitromed, Inc. to Medifacts International no later than 14 days following the completion of the project wind-down; and (iii) Medifacts International shall be entitled to receive payment for all work actually performed, for out-of-pocket expenses actually incurred and for non-cancelable commitments actually entered into on behalf of Nitromed, Inc. The aforementioned monthly holdback amount of $[**]shall be considered work actually performed, and therefore in instances of contract cancellation, Nitromed, Inc. shall pay Medifacts amounts held back in months prior to any such cancellation.

OTHER CONSIDERATIONS

3. Medifacts International agrees to maintain the rates defined in the attached budget throughout the duration of the study, i.e., the annual increase in rates applicable with the start of the new year shall not be applied to this study.

4. If incremental CRA's are required, Nitromed, Inc. and Medifacts International shall do so through a change order, and those CRA's shall be billed at $[**]/hour.



NITROMED, INC.                                 MEDIFACTS INTERNATIONAL


/s/ Manuel Worcel                              /s/ Julie E. Garrett
----------------------------------             ---------------------------------
Name:  Manuel Worcel                           Name:  Julie E. Garrett

7/16/2002                                      7/17/02
----------------------------------             ---------------------------------
Date:                                          Date:

                                                                     AMENDMENT 4

                              NITROMED A-HEFT TRIAL
                       AUGUST 1, 2002 - NOVEMBER 30, 2003
                                 BUDGET SUMMARY


                                                                      ------------------------------------------------
                                                                                         Number of
                                                                                       Units/Monthly
                                                                        Unit Cost           FTEs         Total Cost
                                                                      ------------------------------------------------
----------------------------------------------------------------      ------------------------------------------------
I.   CLINICAL SERVICES
                                                                      ------------------------------------------------
     Identify the Clinical Study Sites                                $     760                    [**]          [**]
                                                                            ===
                                                                      ------------------------------------------------
     Prepare informed Consent Form
                                                                      ------------------------------------------------
     Case Report Form (CRF) Design
                                                                      ------------------------------------------------
     Investigator Meeting
                                                                      ------------------------------------------------
     Investigator Fees                                                $[**]            [**]              [**]
                                                                      ------------------------------------------------
     CRA's (Baseline rate $[**]/hour during enrollment)               $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Floating Coordinators                                            $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Lead CRA                                                         $[**]            [**]              [**]
                                                                      ------------------------------------------------
     RA's                                                             $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Project Manager                                                  $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Data Manager                                                     $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Database Programmer                                              $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Safety Director                                                  $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Safety Associate                                                 $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Quality Assurance Audits                                         $[**]            [**]              [**]
                                                                      ------------------------------------------------
     SAEs/CEPs                                                        $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Study Document Collection                                        $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Budget and Contract Development                                  $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Records Retention                                                $[**]            [**]              [**]
                                                                      ------------------------------------------------
     Record Retention for Terminated Sites                            $[**]            [**]              [**]
                                                                      ------------------------------------------------
SUBTOTAL-CLINICAL SERVICES                                                                                       [**]
                                                                      ------------------------------------------------

III. DATA MANAGEMENT AND MEDICAL WRITING SERVICES
                                                                      ------------------------------------------------
     Prepare Annotated Case Report Form
                                                                      ------------------------------------------------
     Prepare the Database
                                                                      ------------------------------------------------

     Review CRF in-house prior to Data Entry or after DE with                  $[**]/
     DVG output                                                              CRF page  [**]              [**]
                                                                      ------------------------------------------------
     Double-Key Data Entry                                                 $[**]/page  [**]              [**]
                                                                      ------------------------------------------------
     Compare and QA the Data                                            $[**]/patient  [**]              [**]
                                                                      ------------------------------------------------
     Query Resolution                                                     $[**]/query  [**]              [**]
                                                                      ------------------------------------------------
     Statistical Analysis
                                                                      ------------------------------------------------
     Statistical Analysis
                                                                      ------------------------------------------------
     Provide Summary Tables in Word 2000
                                                                      ------------------------------------------------
     Provide Data Listings in SAS
                                                                      ------------------------------------------------
     Provide Data in SAS Datasets
                                                                      ------------------------------------------------
     Prepare Integrated Clinical-Statistical Report in ICH
     Format
                                                                      ------------------------------------------------
     Prepare and program data validation guidelines
                                                                      ------------------------------------------------
     Coding of AEs, Concomitant Medications, concomitant                   $[**]/term  [**]              [**]
     diseases
                                                                      ------------------------------------------------
     Revisions to Database, DVGs for amendments 3, 4, 5
                                                                      ------------------------------------------------
     Statistical Plan
                                                                      ------------------------------------------------
     Provide Shell Report
                                                                      ------------------------------------------------
     Provide Tracking Database for Referring Physicians
                                                                      ------------------------------------------------
SUBTOTAL-DATA MANAGEMENT AND MEDICAL WRITING                                                                     [**]
                                                                      ------------------------------------------------


III. ADJUSTMENTS
                                                                      ------------------------------------------------
     Amendment #1 CEP Processing                                                              Estimated
                                                                      ------------------------------------------------
     Amendment #2 VNR Call Center Management                                                  Estimated
                                                                      ------------------------------------------------
SUBTOTAL-ADJUSTMENTS
                                                                      ------------------------------------------------

TOTAL                                                                                                            [**]
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NOTES:
     1) Does not include [**] time.  As agreed, to be treated on time & materials basis and billed separately
     2) Pass-through expenses not included herein
----------------------------------------------------------------------------------------------------------------------

                                                                      ------------------------------------------------
                                                                        AT RISK                                 $[**]
                                                                                                         -------------
                                                                        TOTAL @[**]                             $[**]
                                                                      ------------------------------------------------


                                                                     AMENDMENT 4

                                 NITROMED A-HEFT
                       AUGUST 1, 2002 - NOVEMBER 30, 2003
                    SUPPORT CALCULATIONS AND PAYMENT SCHEDULE


               2002                        2002   2003
               Aug    Sep    Oct    Nov    Dec    Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep    Oct    Nov   Total
              ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -----

PERSONNEL-
BASED FEES


                         TO BE REDACTED IN ITS ENTIRETY.

                                                                     AMENDMENT 4

                                 NITROMED A-HEFT
                       AUGUST 1, 2002 - NOVEMBER 30, 2003
                    SUPPORT CALCULATIONS AND PAYMENT SCHEDULE



               2002                        2002   2003
               Aug    Sep    Oct    Nov    Dec    Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep    Oct    Nov   Total
              ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -----

PERSONNEL-
BASED FEES

                         TO BE REDACTED IN ITS ENTIRETY.

                                                                     AMENDMENT 4

                              NITROMED A-HEFT TRIAL
                       AUGUST 1, 2002 - NOVEMBER 30, 2003
                                 BUDGET SUMMARY


                                                                      ------------------------------------------------
                                                                                          Number of
                                                                                        Units/Monthly
                                                                         Unit Cost           FTEs         Total Cost
                                                                      ------------------------------------------------
----------------------------------------------------------------      ------------------------------------------------
I.   CLINICAL SERVICES
                                                                      ------------------------------------------------
     Identify the Clinical Study Sites                                $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Prepare informed Consent Form                                                           [**]        [**]
                                                                      ------------------------------------------------
     Case Report Form (CRF) Design                                                           [**]        [**]
                                                                      ------------------------------------------------
     Investigator Meeting                                                                    [**]        [**]
                                                                      ------------------------------------------------
     Investigator Fees                                                $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     CRA's (Baseline rate $80/hour during enrollment)                 $       [**]           [**]        [**]
                           ==
                                                                      ------------------------------------------------
     Floating Coordinators                                            $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Lead CRA                                                         $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     RA's                                                             $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Project Manager                                                  $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Data Manager                                                     $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Database Programmer                                              $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Safety Director                                                  $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Safety Associate                                                 $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Quality Assurance Audits                                         $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     SAEs/CEPs                                                        $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Study Document Collection                                        $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Budget and Contract Development                                  $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Records Retention                                                $       [**]           [**]        [**]
                                                                      ------------------------------------------------
     Record Retention for Terminated Sites                            $       [**]           [**]        [**]
                                                                      ------------------------------------------------
SUBTOTAL-CLINICAL SERVICES                                                                                       [**]
                                                                      ------------------------------------------------

III. DATA MANAGEMENT AND MEDICAL WRITING SERVICES
                                                                      ------------------------------------------------
     Prepare Annotated Case Report Form
                                                                      ------------------------------------------------
     Prepare the Database
                                                                      ------------------------------------------------
                                                                                             [**]            [**]
     Review CRF in-house prior to Data Entry or after DE with
     DVG output                                                        $[**]/CRF page
                                                                      ------------------------------------------------
     Double-Key Data Entry                                                 $[**]/page        [**]            [**]
                                                                      ------------------------------------------------
     Compare and QA the Data                                            $[**]/patient        [**]            [**]
                                                                             =
                                                                      ------------------------------------------------
     Query Resolution                                                     $[**]/query        [**]            [**]
                                                                      ------------------------------------------------
     Statistical Analysis                                                                    [**]
                                                                      ------------------------------------------------
     Statistical Analysis                                                                    [**]
                                                                      ------------------------------------------------
     Provide Summary Tables in Word 2000
                                                                      ------------------------------------------------
     Provide Data Listings in SAS
                                                                      ------------------------------------------------
     Provide Data in SAS Datasets
                                                                      ------------------------------------------------
     Prepare Integrated Clinical-Statistical Report in ICH
     Format
                                                                      ------------------------------------------------
     Prepare and program data validation guidelines
                                                                      ------------------------------------------------
     Coding of AEs, Concomitant Medications, concomitant                   $[**]/term        [**]            [**]
     diseases
                                                                      ------------------------------------------------
     Revisions to Database, DVGs for amendments 3, 4, 5
     Statistical Plan

     Provide Shell Report
                                                                      ------------------------------------------------
     Provide Tracking Database for Referring Physicians
                                                                      ------------------------------------------------
SUBTOTAL-DATA MANAGEMENT AND MEDICAL WRITING                                                                     [**]
                                                                      ------------------------------------------------





III. ADJUSTMENTS
                                                                      ------------------------------------------------
     Amendment #1 CEP Processing                                                              Estimated
                                                                      ------------------------------------------------
     Amendment #2 VNR Call Center Management                                                  Estimated
                                                                      ------------------------------------------------
SUBTOTAL-ADJUSTMENTS
                                                                      ------------------------------------------------
TOTAL                                                                                                            [**]
----------------------------------------------------------------      ------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
NOTES:
     1) Does not include [**] time.  As agreed, to be treated on time & materials basis and billed separately
     2) Pass-through expenses not included herein
----------------------------------------------------------------------------------------------------------------------


Proposal for Clinical Trial Services
BiDil(R) in the Treatment of Heart Failure


                                                                     AMENDMENT 5

                              CLIENT AUTHORIZATION
                             CHANGE IN SCOPE OF WORK

The purpose of this notice is to inform NITROMED, INC. that MIMC has been requested to provide services not anticipated in the original budget estimates or any revised budget estimates to date. So that we can meet the established time frame, MIMC has started work or will soon start work on the request. To authorize this work, please sign this form and return it to Julie Garrett, Executive Director of Administration.

If you have any questions or would like to make changes, please call at (301) 424-9700.

--------------------------------------------------------------------------------
             DESCRIPTION OF CHANGES IN SCOPE OF WORK - AMENDMENT #5
--------------------------------------------------------------------------------

SPONSOR:  Nitromed, Inc.

PERSON REQUESTING CHANGE IN SCOPE OF WORK:  Dr. DeMets for the DSMB

PROJECT NUMBER:  AHEFT                            PROTOCOL NUMBER:

JOB CODE:  NIBIUM1

NATURE OF CHANGE IN SCOPE OF WORK:

1) Data listings for DSMB: services included testing the new page, writing a test protocol, creating dummy data to be tested, entering dummy data into the test database; program of page in 1st and 2nd key; production of page into application; and writing and programming of validation checks

REQUESTED START DATE:  ASAP                      REQUESTED END DATE:  Completed

--------------------------------------------------------------------------------
                            Estimated cost of change:

1.      Estimated cost of change in scope of work: $[**]

2.      Existing budget for project: $[**]

3.      Revised budget for project: $[**]

--------------------------------------------------------------------------------

NITROMED, INC.                              MIMC

/s/ Manuel Worcel                           /s/ Julie E. Garrett
----------------------------                ------------------------------------
                                            Julie E. Garrett
                                            Executive Director of Administration

11/8/2002                                   10/29/02
----------------------------                ------------------------------------
Date                                        Date


RFP NITRO2 Jan 01-001
January 18, 2001

Proposal for Clinical Trial Services
BiDil(R) in the Treatment of Heart Failure


                                                                     AMENDMENT 6

                               CLIENT AUTHORITIES
                             CHANGE IN SCOPE OF WORK

The purpose of this notice is to inform NITROMED, INC. that MIMC has been requested to provide services not anticipated in the original budget estimates or any revised budget estimates to date. So that we can meet the established time frame, MIMC has started work or will soon start work on the request. To authorize this work, please sign this form and return it to Julie Garrett, Executive Director of Administration.

If you have any questions or would like to make changes, please call at (301) 424-9700.

--------------------------------------------------------------------------------
             DESCRIPTION OF CHANGES IN SCOPE OF WORK - AMENDMENT # 6
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------

SPONSOR:  Nitromed, Inc.

PERSON REQUESTING CHANGE IN SCOPE OF WORK:  Manuel Worcel

PROJECT NUMBER:  AHEFT                            PROTOCOL NUMBER:

JOB CODE:  NIB-UM2

NATURE OF CHANGE IN SCOPE OF WORK:

     Per email from Jim Krejci to Manuel Worcel dated December 10, 2002

          1)   2 additional CRAs - $[**]

          2)   Increase in SAE/CEP volume- $[**]

          3)   Increase in Data Management time - $[**]

REQUESTED START DATE:  December 1, 2002           REQUESTED END DATE:  February 28, 2003
----------------------------------------------------------------------------------------

                            Estimated cost of change:

1.  Estimated cost of change in scope of work:  $[**]

2.  Existing budget for project:  $[**]

3.  Revised budget for project:  $[**]
--------------------------------------------------------------------------------

NITROMED, INC.                             MIMC

/s/ Manuel Worcel                          /s/ Julie E. Garrett
----------------------------               ------------------------------------
                                           Julie E. Garrett


PRESIDENT                                  EXECUTIVE DIRECTOR OF ADMINISTRATION
----------------------------               ------------------------------------
Title


12/11/2002                                 12/10/02
----------------------------               ------------------------------------
Date                                       Date


RFP NITRO2 Jan 01-001
January 18, 2001

Proposal for Clinical Trial Services
BiDil(R) in the Treatment of Heart Failure


                                                                     AMENDMENT 6

The details delineated in the below email dated November 27, will, with one exception govern change order 6. The exception is that the duration will change. Instead of running for four months, the effort described below will run for three months - for the period December 1 - February 28. Therefore, the total amounts due per each section are amended to read as follows:

Two additional CRAs:                 $[**]
===

Increase in SAE/CEP:                 $[**]

Increase in DM time:                 $[**]

Total:                               $[**]

TWO ADDITIONAL CRAS

As the site target has grown from [**] sites originally estimated under the current contract, to the [**] now being pursued, the level of CRA demand to oversee the sites has also grown. For this extra effort, an additional [**]CRAs are needed for the period of December 1 - March 31.

Financial: Monthly CRA rate equals $[**]each month = $[**] x 4 months = $[**]. Monthly amount of $[**] to be included in monthly billings paid on 15th of each month.

INCREASE IN SAE/CEP VOLUME

Volume of SAE/CEP volume is greater than expected. This is due partly to fact that previously expected to have to process only heart-failure events, now must process all events. In speaking with Bruce and Charles, they estimate the volume of SAE/CEPs processed in August and September to be representative of what may be seen through the end of March. The projection was for [**] events per month, whereas in August and September [**] events were processed. This is an increase of [**] events per month.

Financial: [**] events x $[**]per event = $[**]x 4 months = $[**]. Monthly amount of $[**]to be included in monthly billings paid on 15th of each month.

INCREASE IN DM TIME

During the DSMB in August, it was determined that additional snapshots of data would be helpful/required. This included such areas as concomitant medications and drug accountability and exposure. Additionally, the Medifacts DM team fields many requests from Nitromed biostatisticians to look at end points. Both of these items result in data being cleaned and reviewed on more than one occasion, and the project DM plan did not anticipate such items. Financial: [**] additional Data Manager x $[**]per month x 4 months = $[**]Monthly amount of $[**] to be included in monthly billings paid on 15th of each month.


RFP NITRO2 Jan 01-001
January 18, 2001

Proposal for Clinical Trial Services
BiDil(R) in the Treatment of Heart Failure


                                                                     AMENDMENT 7

                               CLIENT AUTHORITIES
                             CHANGE IN SCOPE OF WORK

The purpose of this notice is to inform NITROMED, INC. that MIMC has been requested to provide services not anticipated in the original budget estimates or any revised budget estimates to date. So that we can meet the established time frame, MIMC has started work or will soon start work on the request. To authorize this work, please sign this form and return it to Julie Garrett, Executive Director of Administration.

If you have any questions or would like to make changes, please call at (301) 424-9700.

--------------------------------------------------------------------------------
             DESCRIPTION OF CHANGES IN SCOPE OF WORK - AMENDMENT #7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SPONSOR:  Nitromed, Inc.

PERSON REQUESTING CHANGES IN SCOPE OF WORK:  Manuel Worcel

PROJECT NUMBER:  AHEFT                   PROTOCOL NUMBER:

JOB CODE:  NIBI-UM2

NATURE OF CHANGE IN SCOPE OF WORK

     As per Amendment #6, continue provisions for one additional month

REQUESTED START DATE:  ASAP              REQUESTED END DATE:  end of March, 2003
--------------------------------------------------------------------------------

                            Estimated cost of change:

1.  Estimated cost of change in scope of work:  $[**]

2.  Existing budget for project:  $[**]

3.  Revised budget for project:  $[**]
--------------------------------------------------------------------------------

NITROMED, INC.                              MIMC

/s/ Manuel Worcel                           /s/ Julie E. Garrett
----------------------------                ------------------------------------
                                            Julie E. Garrett


PRESIDENT                                   EXECUTIVE DIRECTOR OF ADMINISTRATION
----------------------------                ------------------------------------
Title


2/25/2003                                   2/14/03
----------------------------                ------------------------------------
Date                                        Date


RFP NITRO2 Jan 01-001
January 18, 2001